UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 18, 2010 (May 18, 2010)
LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Liz Claiborne, Inc. (the “Company”) has determined that the Company will not enter into any new or materially amended employment or other agreements with executive officers which provide for gross-up payments designed to offset the impact of the excise tax, or any associated interest or penalties, imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, on payments made in the event of a change in control of the Company.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Dated: May 18, 2010	By:	/S/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Senior Vice President — Chief Legal Officer, General Counsel and Secretary